TASKPORT, INC.

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2004

(Unaudited)

The following Unaudited Pro Forma Statement of operations has been derived from the audited financial statements of Taskport, Inc., (A) for the year ended December 31, 2004 and the audited financial statements of Expert Systems, Inc. (B) for the year ended December 31, 2004. The Pro Forma Statements of Operations reflects the acquisition of A by B (a reporting company) on February 13, 2006 in an acquisition accounted for using the reverse acquisition method of accounting and assumes that such acquisition was consummated as of December 31, 2004.

The Pro Forma Statement of Operations and financial conditions should be read in conjunction with the Financial Statements of A, the Financial Statements of B and the Notes to the financial statements. The Pro Forma Statements do not purport to represent what the Company’s results of operations and financial conditions would actually have been if the acquisition of A had occurred on the date indicated or to project the company’s results of operations for any future period or date. The Pro Forma adjustments, as described in the accompanying data, are based on available information and the assumption set forth in the foot notes below, which management believes are reasonable.

	A	B	Pro Forma		Pro Forma
	(Historical)	(Historical)	Adjustment		Combined

Net Revenue	$—	$—	$—		$—

Cost of revenue	—	—	—		—

Gross profit	—	—	—		—

Operating expenses	2,591,239	11,609	—		2,602,848

Loss from operations	(2,591,239)	(11,609)	—		(2,602,848)

Non-operating income (expenses),
minority interest and income tax	—	—	—		—

Net gain (loss)	$(2,591,239)	$(11,609)	$—		$(2,602,848)

EARNINGS PER SHARE

Weighted -average number of
shares outstanding	13,920,559	13,659,375	—	(3)	24,968,330

Gain (Loss) per share	$(0.19)	$(0.00)	$—		$(0.10)

NOTES:

(1) Loss per share data shown above are applicable for both primary and fully diluted.

(2) Weighted-average number of shares outstanding for the combined entity includes all shares issued before the acquisition as if outstanding as of December 31, 2004. B shares have been adjusted for a 2.5:1 stock split.

(3) Weighted average number of shares outstanding for combined entity includes 22,828,430 shares issued to a shareholders in a 1 for 1 exchange and 2,139,900 shares held by B shareholders after the acquisition.

TASKPORT, INC.

PRO FORMA STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005

(Unaudited)

The following Unaudited Pro Forma Statement of operations has been derived from the unaudited financial statements of Taskport, Inc., (A) for the nine months ended September 30, 2005 and the audited financial statements of Expert Systems, Inc. (B) for the nine months ended September 30, 2005. The Pro Forma Statements of Operations reflects the acquisition of A by B (a reporting company) on February 13, 2006 in an acquisition accounted for using the reverse acquisition method of accounting and assumes that such acquisition was consummated as of September 30, 2005.

The Pro Forma Statement of Operations and financial conditions should be read in conjunction with the Financial Statements of A, the Financial Statements of B and the Notes to the financial statements. The Pro Forma Statements do not purport to represent what the Company’s results of operations and financial conditions would actually have been if the acquisition of A had occurred on the date indicated or to project the company’s results of operations for any future period or date. The Pro Forma adjustments, as described in the accompanying data, are based on available information and the assumption set forth in the foot notes below, which management believes are reasonable.

	A	B	Pro Forma		Pro Forma
	(Historical)	(Historical)	Adjustment		Combined

Net Revenue	$—	$—	$—		$—

Cost of revenue	—	—	—		—

Gross profit	—	—	—		—

Operating expenses	1,975,573	17,028	—		1,992,601

Loss from operations	(1,975,573)	(17,028)	—		(1,992,601)

Non-operating income (expenses),
minority interest and income tax	(25,291)	$—	—		(25,291)

Net gain (loss)	$(2,000,864)	$(17,028)	$—		$(2,017,892)

EARNINGS PER SHARE

Weighted -average number of
shares outstanding	16,136,326	14,757,325	—	(3)	24,968,330

Gain (Loss) per share	$(0.12)	$(0.00)	$—		$(0.08)

NOTES:

(1)	Loss per share data shown above are applicable for both primary and fully diluted.
(2)

Weighted-average number of shares outstanding for the combined entity includes all shares issued before the acquisition as if outstanding as of September 30, 2005. B shares have been adjusted for a 2.5:1 stock split.

(3)

Weighted average number of shares outstanding for combined entity includes 22,828,430 shares issued to a shareholder in a 1 for 1 exchange and 2,139,900 shares held by B shareholders after the acquisition.

TASKPORT, INC.

PRO FORMA STATEMENT OF FINANCIAL CONDITIONS

AS OF SEPTEMBER 30, 2005

(Unaudited)

The following unaudited Pro Forma Statement of financial conditions has been derived from the unaudited financial statements of Taskport, Inc. (A) as of September 30, 2005 and the unaudited financial statements of Expert Systems, Inc. (B) as of September 30, 2005. The unaudited Pro Forma Statements of financial conditions reflects the acquisition of A by B (a reporting company) in a merger using reverse acquisition method of accounting.

	A	B		Pro Forma	Pro Forma
	(Historical)	(Historical)		Adjustment	Combined
ASSETS

Current Assets	$614,920	$12,957	(1)	$(12,957)	$614,920

Property & equipment, net	254,680	—	(1)	—	254,680

Intangible assets, net	—	—		—	—

Other non-current assets	69,489	—		—	69,489

TOTAL ASSETS	$939,089	$12,957		$(12,957)	$939,089

LIABILITIES & STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities	$281,268	$5,000	(1)	$(5,000)	$281,268

Long-term liabilities	4,972	—	(1)	—	4,972

Stockholders' equity;

Common stock	1,858	6,000		(5,360)	2,498

Additional paid in capital	8,420,604	44,000		(44,640)	8,419,964

Shares to be issued	11,151	—		—	11,151

Retained earnings (deficit)	(7,780,764)	(42,043)	(2)	42,043	(7,780,764)

Total stockholders' equity (deficit)	652,848	7,957		(7,957)	652,849

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$939,089	$12,957		$(12,957)	$939,089

NOTES:

(1) Elimination of assets and liabilities of B.

(2) Elimination of pre-acquisition retained earnings of B.